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                            COMMERCIAL LOAN AGREEMENT

                             ($200,000.00 Facility)

         This Agreement is made as of this 23rd day of October, 1999, by and between People's Bank (the "Lender") and GUNTHER INTERNATIONAL, LTD. (the "Borrower").

         WHEREAS, by commitment letter dated August 27, 1999 as modified by Borrower's letter to the Bank dated September 2, 1999 and as further modified by a letter signed by Bank and Borrower dated October 23,1999, (the "Commitment Letter"), Lender committed to lend to Borrower the sum of $220,000.00 upon certain terms and conditions, which Commitment Letter is herein incorporated by reference.

         WHEREAS, the Commitment Letter contemplated the drafting of a Loan Agreement to stand as one of the Loan Documents; and

         WHEREAS, the parties are agreeable to the Commitment Letter standing as the Loan Agreement.

         NOW, THEREFORE, in consideration of the making of the loan described in the Commitment Letter, the parties agree as follows:

                  1. The Commitment Letter shall survive the closing of the loan and its terms shall continue in full force and effect as the Commercial Loan Agreement until the
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loan is paid in full.

                  2. The attached Pledge Agreement and Rider to Pledge Agreement attached hereto as Exhibits A-1 and A-2, respectively, shall be used in connection with each Letter of Credit issued pursuant to the terms of the Commitment Letter.

                  3. To the extent any condition precedent to the closing of the loan has not been satisfied as of this date, the closing of same does not constitute a waiver of Lender's rights with respect to Borrower's compliance with same in the future unless such is specifically waived in writing by Lender.

                  4. Failure of Borrower to keep or perform any of the agreements, covenants or provisions contained in the Commitment Letter shall be deemed a default under the Note, the Mortgage and the other Loan Documents.

         IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the day first above written.

                               PEOPLE'S BANK


                               By      Arthur C. Barton
                                  --------------------------------
                                   Its   Vice President




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                              GUNTHER INTERNATIONAL, LTD.


                              By       /s/ Michael M. Vehlies
                                  --------------------------------
                                  Its  Chief Financial Officer








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